UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2007
BRADY CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 1-14959

Wisconsin (State of Incorporation)	39-0971239 (IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of Principal Executive Offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX
Press Release
Press Release

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          On November 20, 2007, Brady Corporation (the “Corporation”) issued a press release announcing its fiscal 2008 first quarter financial results. A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 attached herewith and is incorporated herein by reference.
Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
(b) Effective November 16, 2007, Directors Mary K. Bush, Peter J. Lettenberger, and Roger D. Peirce retired from the Corporation’s Board of Directors.
(d) On November 16, 2007, at the Corporation’s Annual Shareholders’ Meeting, the holders of the Corporation’s Class B Common Stock elected Bradley C. Richardson to the Corporation’s Board of Directors. There was no arrangement or understanding pursuant to which Mr. Richardson was elected director, and no related party transactions exist between the Corporation and Mr. Richardson. Mr. Richardson has been appointed to the Audit and Finance Committees of the Corporation’s Board of Directors. He is eligible to participate in the Corporation’s equity incentive and other benefit plans on a basis similar to other non-employee directors and, as such, will receive an award of 10,000 stock options on December 4, 2007. A copy of the press release relating to the election of Mr. Richardson to the Board of Directors is being provided to the Securities and Exchange Commission as Exhibit 99.2 attached herewith and is incorporated herein by reference.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit

99.1	Press Release of Brady Corporation, dated November 20, 2007, relating to the Corporation’s fiscal 2008 first quarter financial results.

99.2	Press Release of Brady Corporation, dated November 16, 2007, relating to the election of Bradley C. Richardson to the Corporation’s Board of Directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION
Date: November 21, 2007	/s/ David Mathieson
David Mathieson
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Brady Corporation, dated November 20, 2007, relating to the Corporation’s fiscal 2008 first quarter financial results.

99.2	Press Release of Brady Corporation, dated November 16, 2007, relating to the election of Bradley C. Richardson to the Corporation’s Board of Directors.